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EXHIBIT 10.92

JOINT DEVELOPMENT PROGRAM AND COST SHARING AGREEMENT

This JOINT DEVELOPMENT PROGRAM AND COST SHARING AGREEMENT (this “Agreement”), is made and entered into as of this 9th day of April, 2010 (“Effective Date”), by and between Nanya Technology Corporation (南亞科技股份有限公司), a company incorporated under the laws of the Republic of China (“NTC”), and Micron Technology, Inc., a Delaware corporation (“Micron”).  (NTC and Micron are referred to in this Agreement individually as a “Party” and collectively as the “Parties”).

RECITALS

A.           Pursuant to certain of the Joint Venture Documents (as defined hereinafter) and the transactions contemplated thereby, MNL (as defined herein), an Affiliate of Micron, and NTC have acquired an ownership interest in Inotera Memories, Inc., a company incorporated under the laws of the Republic of China (“IMI”) for the collaborative manufacture and sale of Stack DRAM Products exclusively to the Parties.

B.           NTC and Micron desire to engage in joint development of Stack DRAM Designs and Process Technology (each, as defined hereinafter) on process nodes of [***].   The Parties desire to outline the procedures under which they will pool their respective resources as provided in this Agreement for the purpose of performing research and development work relating to Stack DRAM Designs and Process Technology that will be used by the Joint Venture Company, by NTC, and by Micron, to manufacture Stack DRAM Products.

C.           Accordingly, the Parties desire to enter into this Agreement to account for the transactions contemplated by the Joint Venture Documents related to the Joint Venture Companies (as defined herein) upon the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and agreements herein set forth, the Parties, intending to be legally bound, hereby agree as follows.

ARTICLE 1
DEFINITIONS; CERTAIN INTERPRETATIVE MATTERS

1.1   Definitions.  In addition to the terms defined elsewhere in this Agreement, capitalized terms used in this Agreement shall have the respective meanings set forth below:

“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under

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common control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Amendment Date” shall mean November 26th 2008, the effective date of the Joint Venture Documents with respect to IMI.

“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.

“ATE” means automatic test equipment, such as that sold under the trademark ADVENTEST.
“Burn-In” means  [***]

“Burn-In Document” means a document that describes the specification of voltage and test pattern settings in the Burn-In test program.  The Burn-In Document also describes the methodology of how the voltage and test pattern settings are optimized.

“Business Day” means a day that is not a Saturday, Sunday or other day on which commercial banking institutions in either the Republic of China or the State of New York are authorized or required by Applicable Law to be closed.

“Change of Control” means, with respect to any first Person, the occurrence of any of the following events, whether through a single transaction or series of related transactions:  (a) any consolidation or merger of such first Person with or into another Person in which the holders of such first Person’s outstanding voting equity immediately before such consolidation or merger do not, immediately after such consolidation or merger, own or control directly or indirectly equity representing a majority of the outstanding voting equity of the surviving Person; (b) the sale of all or substantially all of such first Person’s assets to another Person wherein the holders of such first Person’s outstanding voting equity immediately before such sale do not, immediately after sale, own or control directly or indirectly equity representing a majority of the outstanding voting equity of the purchaser; or (c) the sale of such first Person’s voting equity to any other Person(s) wherein the holders of such first Person’s outstanding voting equity immediately before such sale do not, immediately after such sale, own or control directly or indirectly equity representing a majority of the outstanding voting equity of such first Person.

“Commodity Stack DRAM Products” means Stack DRAM Products for system main memory for computing or Mobile Devices, in each case that are fully compliant with one or more Industry Standard(s).

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“Confidential Information” means that information described in Section 6.1 deemed to be “Confidential Information” under the Mutual Confidentiality Agreement.

“Contractor” means a Third Party who (a) is contracted by a Party in connection with work to be conducted by such Party under a SOW, (b) has agreed to assign to such contracting Party all rights in and to any inventions, discoveries, improvements, processes, copyrightable works, mask works, trade secrets or other technology that are conceived or first reduced to practice, whether patentable or not, as a result of any performance by such Third Party of any obligations of such Party under a SOW, and all Patent Rights, IP Rights and other intellectual property rights in the foregoing, and (c) has agreed to grant a license to such contracting Party, with the right to sublicense of sufficient scope that includes the other Party, under all Patent Rights, IP Rights and other rights of the Third Party reasonably necessary for such contracting Party and the other Party to exploit the work product created by the Third Party consistent with the rights granted by the contracting Party to the other Party under the Joint Venture Documents.

“Control” (whether capitalized or not) means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of  [***] of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Coverage Test” means test solution for module application fail in CP/FT/Module ATE.

[***]

“Design Qualification” means,  [***].

“Design SOW” means [***].

“Design SOW Costs” means [***].

“Draft” means the mechanism described in Section 5.3 by which either Micron or NTC may select from  [***] to solely own.

“Drafting Party” means either Micron or NTC, as the Party selecting a  [***] pursuant to the Draft.

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“DRAM Module” means one or more DRAM Products in a JEDEC-compliant package or module (whether as part of a SIMM, DIMM, multi-chip package, memory card or other memory module or package).

“DRAM Product” means any stand-alone semiconductor device that is a dynamic random access memory device and that is designed or developed primarily for the function of storing data, in die, wafer or package form.

“Effective Date” shall have the meaning set forth in the preamble to this Agreement.

“Existing Entity” means [***]

“Force Majeure Event” means the occurrence of an event or circumstance beyond the reasonable control of a Party and includes, without limitation, (a) explosions, fires, flood, earthquakes, catastrophic weather conditions, or other elements of nature or acts of God; (b) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or sabotage; (c) acts of federal, state, local or foreign Governmental Entity; (d) labor disputes, lockouts, strikes or other industrial action, whether direct or indirect and whether lawful or unlawful; (e) failures or fluctuations in electrical power or telecommunications service or equipment; and (f) delays caused by the other Party or third-party nonperformance (except for delays caused by a Party’s Contractors, subcontractors or agents).

“Foundational Know-How” means, with respect to each Party, [***]

“Foundry Customer” means a Third Party customer of either NTC or Micron for Stack DRAM Products [***]

“FT” means [***]

“GAAP” means, with respect to Micron, United States generally accepted accounting principles, and with respect to NTC, Republic of China generally accepted accounting principles, in each case, as consistently applied by the Party for all periods at issue.

“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof, or any arbitrator or arbitration panel.

“Imaging Product” means any (a) semiconductor device having a plurality of photo elements (e.g., photodiodes, photogates, etc.) for converting impinging light into an electrical representation of the information in the light, (b) image processor or other semiconductor device for balancing, correcting, manipulating or otherwise processing such electrical representation of the information in the impinging light, or (c) combination of the devices described in clauses (a) and (b).

“IMI” has the meaning set forth in the Recitals to this Agreement.

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“Indemnified Claim” shall have the meaning set forth in Section 8.2.

“Indemnified Party” shall have the meaning set forth in Section 8.2.

“Indemnifying Party” shall have the meaning set forth in Section 8.2.

“Industry Standard” means the documented technical specifications that set forth the pertinent technical and operating characteristics of a DRAM Product if such specifications are publicly available for use by DRAM manufacturers, and if [***]

“IP Rights” means copyrights, rights in trade secrets, Mask Work Rights and pending applications or registrations of any of the foregoing anywhere in the world.  The term “IP Rights” does not include any Patent Rights or rights in trademarks.

“JDP Co-Chairman” and “JDP Co-Chairmen” shall have the meaning set forth on Schedule 2.

“JDP Committee” shall mean the committee formed and operated by Micron and NTC to govern the performance of the Parties under this Agreement in accordance with the JDP Committee Charter.

“JDP Committee Charter” means the charter attached as Schedule 2.

“JDP Design” means any Stack DRAM Design resulting from the research and development activities of the Parties pursuant to this Agreement.

“JDP Inventions” shall mean all discoveries, improvements, inventions, developments, processes or other technology, whether patentable or not, that is/are conceived by one or more Representatives of one or more of the Parties in the course of activities conducted under this Agreement.

“JDP Process Node” means any Primary Process Node or Optimized Process Node resulting from the research and development activities of the Parties pursuant this Agreement.

“JDP Work Product” means [***].

“Joint Venture Company(ies)” means either IMI or MeiYa, or both IMI and MeiYa, as the context dictates.

“Joint Venture Documents” means (a) with respect to IMI, that certain Joint Venture Agreement between MNL and NTC dated as of the Amendment Date relating to the Joint Venture Company and those documents listed on Schedule A to that Joint Venture Agreement and (b) with respect to MeiYa, that certain Master Agreement by and between Micron and NTC dated as of April 21, 2008, the Master Agreement Disclosure Letter by and between Micron and

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NTC dated as of April 21, 2008, and the documents listed on Schedules 2.1 through 2.5 of such disclosure letter, each as amended.

“Lead Product” means  [***].

“Mask Data Processing” means  [***].

“Mask Work Rights" means rights under the United States Semiconductor Chip Protection Act of 1984, as amended from time to time, or under any similar equivalent laws in countries other than the United States.

“MeiYa” means MeiYa Technology Corporation, a company-limited-by-shares incorporated under the laws of the Republic of China.

 “Micron” shall have the meaning set forth in the preamble to this Agreement.

“Micron Indemnitees” shall have the meaning set forth in Section 8.1.

“MNL” means Micron Semiconductor B.V., a private limited liability company organized under the laws of the Netherlands.

“Mobile Device” means a handheld or portable device using as its main memory one or more Stack DRAM Products that is/are compliant with an Industry Standard [***].

“Mutual Confidentiality Agreement” means that certain Second Amended and Restated Mutual Confidentiality Agreement dated as of the Amendment Date among NTC, Micron, MNL, MeiYa and IMI.

“NAND Flash Memory Product” means a non-volatile semiconductor memory device containing memory cells that are electrically programmable and electrically erasable whereby the memory cells consist of one or more transistors that have a floating gate, charge trapping regions or any other functionally equivalent structure utilizing one or more different charge levels (including binary or multi-level cell structures), with or without any on-chip control, I/O and other support circuitry, in wafer, die or packaged form.

“NTC” shall have the meaning set forth in the preamble to this Agreement.

“NTC Indemnitees” shall have the meaning set forth in Section 8.1.

“OPC” means optical proximity correction of the circuit layout patterns, which is important in Mask Data Processing.

“Optimized Process Node” means  [***].

“Party” and “Parties” shall have the meaning set forth in the preamble to this Agreement.

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“Patent Prosecution” means (a) preparing, filing and prosecuting patent applications (of all types), and (b) managing any interference, reexamination, reissue, or opposition proceedings relating to the foregoing.

“Patent Review Committee” means the committee formed by the JDP Committee to [***].

“Patent Rights” means all rights associated with any and all issued and unexpired patents and pending patent applications in any country in the world, together with any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents of any of the foregoing, wherever and whenever existing.

“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.

[***].

[***].

“Post Termination Funding Period” shall have the meaning set forth in Section III.D.5 of Schedule 2.

“Primary Process Node”[***].

“Probe Testing” means testing, using a wafer test program as set forth in the applicable specifications, of a wafer that has completed all processing steps deemed necessary to complete the creation of the desired Stack DRAM integrated circuits in the die on such wafer, the purpose of which test is to determine how many and which of the die meet the applicable criteria for such die set forth in the specifications.

“Process Node” means  [***].

“Process Qualification” means, with respect to each Primary Process Node and Optimized Process Node, when (a) the Stack DRAM Products or Stack DRAM Modules designed to be on the node can be made fully compliant with any applicable Industry Standard(s) (if any) and  [***]or (b) or such other or additional parameters as may be defined in the Process SOW as “Process Qualification” for the Primary Process Node or the Optimized Process Node that is the subject of the SOW,  [***]

“Process SOW” means [***].

“Process SOW Costs” means [***].

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“Process Technology” means that process technology developed before expiration of the Term and utilized in the manufacture of Stack DRAM wafers, including Probe Testing and technology developed through Product Engineering thereof, regardless of the form in which any of the foregoing is stored, but excluding any Patent Rights and any technology, trade secrets or know-how that relate to and are used in any back-end operations (after Probe Testing).

“Product Engineering” means any one or more of the engineering activities described on Schedule 7 as applied to Stack DRAM Products or Stack DRAM Modules.

“Proposing Party” shall have the meaning set forth in Section 3.2.

“Recoverable Taxes” shall have the meaning set forth in Section 4.4.

“Rejecting Party” shall have the meaning set forth in Section 3.2.

“Rejected Development Work” shall have the meaning set forth in Section 3.2.

“Representative” means with respect to a Party, any director, officer, employee, agent or Contractor of such Party or a professional advisor to such Party, such as an attorney, banker or financial advisor of such Party who is under an obligation of confidentiality to such Party by contract or ethical rules applicable to such Person.

“R&D Roadmap” has the meaning provided in Section 2.3.

“Software” means computer program instruction code, whether in human-readable source code form, machine-executable binary form, firmware, scripts, interpretive text, or otherwise.  The term “Software” does not include databases and other information stored in electronic form, other than executable instruction codes or source code that is intended to be compiled into executable instruction codes.

“SOW” means a statement of the work that describes research and development work to be performed under this Agreement and that has been adopted by the JDP Committee pursuant to Section 3.2.

“SOW Costs” means any or all costs that are incurred by a Party in connection with any SOW as provided on Schedule 4.

“SOW Proposal Date” has the meaning provided in Section 3.1(d).

“SOW Review Period” has the meaning provided in Section 3.2(d).

“Stack DRAM” means dynamic random access memory cell that functions by using a capacitor arrayed predominantly above the semiconductor substrate.

“Stack DRAM Design” means, with respect to a Stack DRAM Product, the corresponding design components, materials and information listed on Schedule 3 or as otherwise determined by the JDP Committee in a SOW.

NTC Micron CONFIDENTIAL

“Stack DRAM Module” means one or more Stack DRAM Products in a JEDEC-compliant package or module (whether as part of a SIMM, DIMM, multi-chip package, memory card or other memory module or package).

“Stack DRAM Product” means any memory comprising Stack DRAM, whether in die or wafer form.

“Subsidiary” means, with respect to any specified Person, any other Person that, directly or indirectly, including through one or more intermediaries, is controlled by such specified Person.

“Tax” or “Taxes” means any federal, state, local or foreign net income, gross income, gross receipts, sales, use ad valorem, transfer, franchise, profits, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, customs, duties or other type of fiscal levy and all other taxes, governmental fees, registration fees, assessments or charges of any kind whatsoever, together with any interest and penalties, additions to tax or additional amounts imposed or assessed with respect thereto.

“Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.

“Technology Transfer Agreement” means (a) with respect to IMI, that certain Technology Transfer Agreement by and among NTC, Micron, and IMI dated as of the Amendment Date, and (b) with respect to MeiYa, that certain Technology Transfer Agreement by and among NTC, Micron and MeiYa dated as of May 13, 2008.

“Technology Transfer and License Agreement” means that certain Second Amended and Restated Technology Transfer and License Agreement by and between NTC and Micron dated as of the Effective Date.

“TTLA 68-50” means that certain Technology Transfer and License Agreement For 68-50NM Process Nodes by and between NTC and Micron dated as of April 21, 2008.

“Term” shall have the meaning set forth in Section 9.1.

“Third Party” means any Person other than NTC or Micron.

“Works Registration” shall have the meaning set forth in Section 5.4(c).

1.2   Certain Interpretive Matters.

(a)   Unless the context requires otherwise, (1) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (2) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP, (3) words in the singular include the plural and vice versa, (4) the term “including” means “including without limitation,” and (5) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof.

NTC Micron CONFIDENTIAL

Unless otherwise denoted, all references to $ or dollar amounts will be to lawful currency of the United States of America.  All references to “day” or “days” will mean calendar days.

(b)   No provision of this Agreement will be interpreted in favor of, or against, either Party by reason of the extent to which (1) such Party or its counsel participated in the drafting thereof or  (2) any such provision is inconsistent with any prior draft of this Agreement or such provision.

ARTICLE 2
JDP COMMITTEE; R&D ROADMAP

2.1   JDP Committee; Patent Review Committee.  Micron and NTC shall form and operate the JDP Committee to govern their performance under this Agreement in accordance with the JDP Committee Charter attached as Schedule 2.  The JDP Committee shall form and oversee the Patent Review Committee, which shall also operate in accordance with the applicable provisions of Schedule 2.

2.2   JDP Co-Chairmen.  Micron and NTC shall notify the other Party in writing of the identity of the full-time employee of such Party who will serve as its JDP Co-Chairman.  Each JDP Co-Chairman shall serve on the JDP Committee as provided in Schedule 2 and shall devote his or her attention to the performance of this Agreement by the Parties.  Each of Micron and NTC may replace its respective JDP Co-Chairman upon written notice to the other Party; provided that each Party’s JDP Co-Chairman must at all times be a full-time employee of such Party.

2.3   R&D Roadmap.

(a)   [***]

(b)   [***]

(c)   The first R&D Roadmap shall contain the Stack DRAM Designs and Process Technology described in the SOWs identified on Schedule 1.

ARTICLE 3
DEVELOPMENT PROJECTS AND SOWS

3.1   Content of SOWs.   The Parties expect that each SOW will conform to the following requirements, as applicable:

(a)   Each SOW will contain at least the following:

(i)         [***]

(ii)         [***]

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(iii)        [***]

(iv)        [***]

(v)         [***]

(vi)        [***]

(vii)       [***]

(viii)       [***]

(ix)        [***]

(x)         [***]

(b)   The Process SOW for each Primary Process Node and each Process SOW effective as of the Effective Date will specify that the work to be performed thereunder will be performed[***]

(c)   [***]

(i)         [***]

(ii)        [***]

(iii)       [***]

(iv)       [***]

(v)        [***]

(vi)       [***]

(vii)      [***]

(viii)     [***]

(ix)       [***]

(x)        [***]

(xi)       [***]

(xii)      [***]

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(xiii)      [***]

(d)   [***]

(e)   [***]

(f)   [***]

(g)   [***]

(h)   [***]

(i)   [***]

(j)   [***]

3.2   Proposal and Adoption of SOWs.

(a)   Each Party solely through its JDP Co-Chairman, or both of the Parties jointly through the JDP Chairmen, may submit proposed SOWs to the JDP Committee for consideration and potential adoption as an SOW hereunder.  SOWs can be proposed for the design of products that are not at the time of submission Commodity Stack DRAM Products.

(b)   [***]

(c)   The SOWs identified on Schedule 1 are deemed SOWs under this Agreement adopted by the JDP Committee as of the Effective Date.

(d)   [***]

(e)   Exit from Design SOWs.  The language set forth in Schedule 11 may be inserted into a proposed Design SOW as is or may be modified and inserted as needed, subject to legal review and approval by the JDP Committee in each case.

3.3   Development Restrictions; Rejected Development Work.

(a)   [***]

(b)   [***]

(c)   [***]

(d)   [***]

(e)   [***]

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3.4   SOW Performance Monitoring.

(a)   [***]

(b)   [***]

3.5   JDP Committee Monitoring.  [***]

3.6   On-Site Visitations.Each Party and its Representatives shall observe and be subject to all safety, security and other policies and regulations regarding visitors and contractors while on site at a facility of the other Party or its Affiliate.  A Party's Representatives who access any facility of the other Party or its Affiliate shall not interfere with, and except as otherwise agreed by the Parties, shall not participate in, the business or operations of the facility accessed.

3.7   Mask Source Qualification and Mask Purchases.

(a)   [***]

(b)   [***]

(c)   [***]

3.8   Repository of JDP Work Product.

(a)   Micron and NTC each shall use commercially reasonable efforts to each establish a repository in its own facility for storing the JDP Work Product described on Schedules 3, 7, 8 or 9 separately from other technology, information and data of such Party and any Third Parties.  Each Party shall implement procedures so that such JDP Work Product is either created in such repository or added to such repository in the English language promptly after creation by employees of such Party, its Existing Entities and its wholly-owned Subsidiaries assigned to an SOW.  Such repositories in Micron facilities shall be accessible to employees of NTC, its Existing Entities and its wholly-owned Subsidiaries assigned to perform work under any SOW(s) as reasonably required for such employees to perform their assigned work.  Such repositories in NTC shall be accessible to employees of Micron, its Existing Entities and its wholly-owned Subsidiaries assigned to perform work under any SOW as reasonably required for such employees to perform their assigned work.  The JDP Co-Chairmen and JDP Committee Members shall have full access to such repositories.  Once both such repositories are operational electronic databases that can be synchronized at least with the other database to contain the same content as that stored in such other database, the Parties shall use commercially reasonable efforts to have the databases automatically and electronically synchronized at least once per day.

(b)   Without limiting the foregoing Section 3.8(a), the Parties shall also use their respective commercially reasonable efforts to accomplish the following in a timely manner:

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i.  Establish and maintain a secure network connection between Micron and NTC.

ii.  Establish and maintain a secure email service between Micron and NTC.

iii.  Establish and maintain a FTP environment to allow download of data between Micron and NTC.

iv.  Establish and maintain a repository for the JDP Work Product described on Schedules 3, 7, 8 and 9 with a publishing document process between Micron and NTC.  The replication process between Micron's and NTC's repositories shall occur every twelve (12) to twenty-four (24) hours.

v.  Establish and maintain remote access points for a number of approved users to be mutually agreed to by the Parties. For the remote access point from NTC, each approved NTC user will be provided access to approved Micron secured operational applications.

ARTICLE 4
PAYMENTS

4.1   Development Cost Sharing.  Micron and NTC shall share SOW Costs as specified on Schedule 4.

4.2   Payments.  All amounts owed by a Party under this Agreement are stated, calculated and shall be paid in United States Dollars ($ U.S.).

4.3   Interest.  Any amounts payable to the other Party hereunder and not paid within the time period provided shall accrue interest, from the time such payment was due until the time payment is actually received, at the rate of [***],  or the highest rate permitted by Applicable Law, whichever is lower.

4.4   Taxes.

(a)   All sales, use and other transfer Taxes imposed directly on or solely as a result of the services or technology transfers or the payments therefor provided herein shall be stated separately on the service provider’s or technology transferor’s invoice, collected from the service provider or technology transferor and shall be remitted by service provider or technology transferor to the appropriate Taxing Authority (“Recoverable Taxes”), unless the service recipient or technology transferee provides valid proof of tax exemption prior to the Effective Date or otherwise as permitted by law prior to the time the service provider or technology transferor is required to pay such taxes to the appropriate Taxing Authority.  When property is delivered and/or services are provided or the benefit of services occurs within jurisdictions in which collection and remittance of Taxes by the service recipient or technology transferee is

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required by law, the service recipient or technology transferee shall have sole responsibility for payment of said Taxes to the appropriate Taxing Authority.  In the event any Taxes are Recoverable Taxes and the service provider or technology transferor does not collect such Taxes from the service recipient or technology transferee or pay such Taxes to the appropriate Governmental Entity on a timely basis, and is subsequently audited by any Taxing Authority, liability of the service recipient or technology transferee will be limited to the Tax assessment for such Recoverable Taxes, with no reimbursement for penalty or interest charges or other amounts incurred in connection therewith. Except as provided in Section 4.4(b), Taxes other than Recoverable Taxes shall not be reimbursed by the service recipient or technology transferee, and each Party is responsible for its own respective income Taxes (including franchise and other Taxes based on net income or a variation thereof), Taxes based upon gross revenues or receipts, and Taxes with respect to general overhead, including but not limited to business and occupation Taxes, and such Taxes shall not be Recoverable Taxes.

(b)   In the event that the service recipient or technology transferee is prohibited by Applicable Law from making payments to the service provider or technology transferor unless the service recipient or technology transferee deducts or withholds Taxes therefrom and remits such Taxes to the local Taxing Authority, [***]

ARTICLE 5
INTELLECTUAL PROPERTY

5.1   Existing IP.  Nothing in this Agreement shall be construed to transfer ownership of or grant a license under any IP Rights, Patent Rights or other intellectual property or technology of a Party existing as of the Effective Date from one Party to the other Party.  Any license to any of the foregoing shall be governed by the Technology Transfer and License Agreement.

5.2   [***]Procedures; Inventorship; Authorship.

(a)   Upon the Effective Date, each of the Parties shall introduce and maintain procedures to encourage and govern the submission of disclosures of JDP Inventions by their respective Representative(s) involved in a SOW, whether as Representatives of NTC, of Micron or of a Joint Venture Company, to the JDP Co-Chairmen for subsequent submission to the JDP Committee.  Such procedures shall include (i) a policy statement encouraging the submission of such invention disclosures, (ii) appropriate invention disclosure forms, and (iii) a commitment on the part of each of NTC and Micron to obtain relevant invention disclosure forms from their respective Representatives with respect to JDP Inventions and to submit such forms for review by the Patent Review Committee. Each of the Parties shall actively administer such procedures and submit and cause their respective Representatives promptly to complete and submit invention disclosures on JDP Inventions to the Patent Review Committee.

(b)   Inventorship for JDP Inventions shall be determined in accordance with United States patent laws.

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(c)   Authorship for all JDP Work Product, whether registered or not, shall be determined in accordance with United States copyright laws and laws concerning Mask Work Rights, as applicable.

5.3   JDP Inventions; Pool and Draft.

 [***]

5.4   Ownership of JDP Inventions and JDP Work Product.

(a)   Except as provided in Section 5.3, all JDP Designs, JDP Inventions, JDP Process Nodes, JDP Work Product, and all IP Rights associated with any of the foregoing, shall be, [***].  Subject to any applicable provisions of the Joint Venture Documents, each of Micron and NTC may exploit their interest in any JDP Designs, JDP Inventions, JDP Process Nodes, JDP Work Product, and IP Rights associated therewith without a duty of accounting to any other Party.

(b)   [***]

5.5   Costs.  All out-of-pocket costs and expenses relating to Patent Prosecution, including attorneys’ fees, incurred by a Party pursuant to this Agreement shall be borne solely by the owner thereof.  In the case of Works Registrations for JDP Work Product, such joint owners shall split the costs thereof equally.

5.6   Cooperation.  With respect to all Patent Prosecution and Works Registration activities under this Agreement, each Party shall:

(a)   execute all further instruments to document their respective ownership consistent with this Article 5 as reasonably requested by any other Party, including causing its respective Representatives to execute written assignments of JDP Inventions and JDP Work Product to Micron, NTC or both of them jointly as provided herein (at no cost to the assignee); and

(b)   use commercially reasonable efforts to make its Representatives available to the other Party (or to the other Party’s authorized attorneys, agents or Representatives), to the extent reasonably necessary to enable the appropriate Party hereunder to undertake Patent Prosecution and Works Registration.

5.7   Third Party Infringement.

(a)   The sole owner of the Patent Rights with respect to any JDP Invention shall have the exclusive right to institute and direct legal proceedings against any Third Party believed to be infringing or otherwise violating any such Patent Rights.

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(b)   If any Party takes action pursuant to Section 5.7(a), then the other Party shall cooperate to the extent reasonably necessary and at the first Party’s sole expense and subject to the first Party’s request.  To the extent required by Applicable Law, such other Party shall join the action and, if such other Party elects, may choose to be represented in any such legal proceedings using counsel of its own choice, and at its own expense.  Each Party shall assert and not waive the joint defense privilege with respect to all communications between the Parties reasonably the subject thereof.

(c)   The Parties shall keep each other informed of the status of any litigation or settlement thereof initiated by a Third Party concerning a Party’s manufacture, production, use, development, sale, offer for sale, importation, exportation or distribution of Stack DRAM Products manufactured by a Joint Venture Company; provided, however, that no settlement or consent judgment or other voluntary final disposition of a suit under this Section 5.7(c) may be undertaken by a Party without the consent of another Party (which consent not to be unreasonably withheld) if such settlement would require such other Party or a Joint Venture Company to be subject to an injunction, subject to a requirement to alter a Process Node or Stack DRAM Design, admit wrongdoing or make a monetary payment.  The Party sued by the Third Party as contemplated by this Section shall not object to joinder in such action by the other Party to the extent such joinder is permitted by Applicable Law.

5.8   No Other Rights or Licenses.  Except for the allocation of ownership of JDP Inventions and JDP Work Product, and the ownership of their corresponding Patent Rights and IP Rights therein, as stated in this Article 5, no right, license, title or interest under any intellectual property is granted under this Agreement, whether by implication, estoppel or otherwise.  Certain rights, licenses and covenants not to sue under Intellectual Property of Micron and NTC are granted in other Joint Venture Documents.

ARTICLE 6
CONFIDENTIALITY

6.1   Confidentiality Obligations.

(a)   All information (including JDP Work Product, JDP Inventions, JDP Process Nodes and JDP Designs and Foundational Know-How) provided, disclosed, created or obtained in connection with this Agreement or the performance of any of the Parties’ activities under this Agreement, including the performance of activities under a SOW, shall be deemed “Confidential Information” subject to all applicable provisions of the Mutual Confidentiality Agreement.  The terms and conditions of this Agreement shall also be considered “Confidential Information” under the Mutual Confidentiality Agreement for which each Party shall be considered a “Receiving Party” under such agreement.

(b)   Additionally, notwithstanding whether one of the Parties solely or jointly owns JDP Inventions, JDP Work Product, JDP Process Nodes and JDP Designs and IP Rights or Patent Rights therein in accordance with this Agreement, each of the Parties shall be deemed a “Receiving Party” under the Mutual Confidentiality Agreement with respect to information embodied therein and no Party may contribute, transfer or disclose any JDP Inventions, JDP

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Work Product, JDP Process Nodes, JDP Designs or IP Rights or Patent Rights therein to any Third Party except as provided in Section 6.2.

6.2   Permitted Disclosures.  Notwithstanding the restrictions in Section 6.1:

(a)   NTC and Micron may contribute, transfer and disclose any Confidential Information described in Section 6.1(b) to their respective Existing Entities and wholly owned Subsidiaries subject to a written obligation of confidentiality that is no less restrictive than that applicable to the Parties under the Mutual Confidentiality Agreement, provided that, at the time of such contribution, transfer or disclosure, such Existing Entity is an Affiliate of the Party seeking to contribute, transfer or disclose such Confidential Information.  In addition, NTC and Micron may disclose to IMI, JDP Work Product related to a JDP Process Node [***] in the form and at the time, scope and manner as approved by JDP Committee prior to such disclosure, provided that any complete transfer of a Primary Process Node must be performed pursuant to the Technology Transfer Agreement.

(b)   Each of Micron and NTC may disclose the JDP Inventions and related Confidential Information, as the case may be, to its patent attorneys and patent agents and any Governmental Entity as deemed by Micron or NTC necessary to conduct Patent Prosecution on the JDP Inventions owned by such Party.

(c)   Micron may disclose any Confidential Information described in Section 6.1(b) to any Third Party who is not a manufacturer of [***], provided that each such disclosure shall not grant or purport to grant, explicitly, by implication by estoppel or otherwise, to the Third Party any right, title or interest in, to or under any Patent Rights of NTC, or its Existing Entities, including Patent Rights of NTC in JDP Inventions and shall be subject to a written obligation of confidentiality that is no less restrictive than that applicable to the Parties under the Mutual Confidentiality Agreement.

(d)   NTC may disclose any Confidential Information described in Section 6.1(b) to any Third Party who is not a manufacturer of [***] provided that each such disclosure shall not grant or purport to grant, explicitly, by implication by estoppel or otherwise, to the Third Party any right, title or interest in, to or under any Patent Rights of Micron, its Existing Entities or Intel Corporation, including Patent Rights of Micron on JDP Inventions and shall be subject to a written obligation of confidentiality that is no less restrictive than that applicable to the Parties under the Mutual Confidentiality Agreement.  [***].

(e)   [***].

6.3   Conflicts.  To the extent there is a conflict between this Agreement and the Mutual Confidentiality Agreement, the terms of this Agreement shall control.

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ARTICLE 7
WARRANTIES; DISCLAIMERS

7.1   No Implied Obligation.  Nothing contained in this Agreement shall be construed as:

(a)   a warranty or representation that any manufacture, sale, lease, use or other disposition of any products based upon JDP Work Product or JDP Inventions will be free from infringement, misappropriation or other violation of any Patent Rights, IP Rights or other intellectual property rights of any Person;

(b)   an agreement to bring or prosecute proceedings against Third Parties for infringement or conferring any right to bring or prosecute proceedings against Third Parties for infringement; or

(c)   conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either Party.

7.2   Third Party Software.  Use of any JDP Inventions or JDP Work Product exchanged between the Parties under this Agreement may require use of Software owned by a Third Party and not subject to any license granted under any of the Joint Venture Documents.  Nothing in this Agreement shall be construed as granting to any Party, any right, title or interest in, to or under any Software owned by any Third Party.  Except as may be specified otherwise in any of the other Joint Venture Documents, any such Software so required is solely the responsibility of the each of the Parties.  Moreover, should a Party who transfers technology under this Agreement discover after such transfer that it has provided Software to the other Party that it was not entitled to provide, such providing Party shall promptly notify the other Party and the recipient shall return such Software to the providing Party and not retain any copy thereof.

7.3   Disclaimer. [***]

ARTICLE 8
INDEMNIFICATION; LIMITATION OF LIABILITY

8.1   Indemnification.

(a)   Micron shall indemnify and hold harmless NTC, its Affiliates and their respective directors, officers, employees, agents and other representatives (“NTC Indemnitees”) from and against any and all Losses suffered by the NTC Indemnitees relating to personal injury (including death) or property damage to the extent such injury or damage was caused by the gross negligence or willful misconduct of any employee of Micron or its Affiliate while at any facilities of NTC or its Affiliate and such gross negligence, willful misconduct or Losses were not caused by any NTC Indemnitee.

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(b)   NTC shall indemnify and hold harmless Micron, its Affiliates and their respective directors, officers, employees, agents and other representatives (“Micron Indemnitees”) from and against any and all Losses suffered by the Micron Indemnitees relating to personal injury (including death) or property damage to the extent such injury or damage was caused by the gross negligence or willful misconduct of any employee of NTC or its Affiliate while at any facilities of Micron or its Affiliate and such gross negligence, willful misconduct or Losses were not caused by any Micron Indemnitee.

8.2   Indemnity Procedure.

(a)   Any Person who or which is entitled to seek indemnification under Section 8.1 (an “Indemnified Party”) shall promptly notify the other Party (“Indemnifying Party”) of any such Losses for which it seeks indemnification hereunder.  Failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party from Losses on account of this indemnification, except if and only to the extent that the Indemnifying Party is actually prejudiced thereby.  Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Losses and underlying facts and circumstances.  The Indemnifying Party shall have the right to assume the defense of the Indemnified Party with respect to any legal action relating to such Losses (“Indemnified Claim”) upon written notice to the Indemnified Party delivered within thirty (30) days after receipt of the particular notice from the Indemnified Party.

(b)   So long as the Indemnifying Party has assumed the defense of the Indemnified Claim in accordance herewith and notified the Indemnified Party in writing thereof, (1) the Indemnified Party may retain separate co-counsel, at its sole cost and expense, and participate in the defense of the Indemnified Claim, it being understood that the Indemnifying Party shall pay all reasonable costs and expenses of counsel for the Indemnified Party after such time as the Indemnified Party has notified the Indemnifying Party of such Indemnified Claim and prior to such time as the Indemnifying Party has notified the Indemnified Party that it has assumed the defense of such Indemnified Claim, (2) the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to a Indemnified Claim without the prior written consent of the Indemnifying Party (not to be unreasonably withheld, conditioned or delayed) and (3) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Indemnified Claim to be paid by an Indemnifying Party (other than a judgment or settlement that is solely for money damages and is accompanied by a release of all indemnifiable claims against the Indemnified Party) without the prior written consent of the Indemnified Party (not to be unreasonably withheld, conditioned or delayed).

(c)   The Indemnified Party and Indemnifying Party shall cooperate in the defense of each Indemnified Claim (and the Indemnified Party and the Indemnifying Party agree with respect to all such Indemnified Claims that a common interest privilege agreement exists between them), including by (1) permitting the Indemnifying Party to discuss the Indemnified Claim with such officers, employees, consultants and representatives of the Indemnified Party as the Indemnifying Party reasonably requests, (2) providing to the Indemnifying Party copies of documents and samples of products as the Indemnifying Party reasonably requests in connection

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with defending such Indemnified Claim, (3) preserving all properties, books, records, papers, documents, plans, drawings, electronic mail and databases relating to matters pertinent to the Indemnified Claim and under the Indemnified Party’s custody or control in accordance with such Party’s corporate documents retention policies, or longer to the extent reasonably requested by the Indemnified Party, (4) notifying the Indemnifying Party promptly of receipt by the Indemnified Party of any subpoena or other third party request for documents or interviews and testimony, and (5) providing to the Indemnifying Party copies of any documents produced by the Indemnified Party in response to, or compliance with, any subpoena or other third party request for documents.  In connection with any claims, unless otherwise ordered by a court, the Indemnified Party shall not produce documents to a Third Party until the Indemnifying Party has been provided a reasonable opportunity to review, copy and assert privileges covering such documents, except to the extent (x) inconsistent with the Indemnified Party’s obligations under Applicable Law and (y) where to do so would subject the Indemnified Party or its employees, agents or representatives to criminal or civil sanctions.

8.3   Limitation of Liability. [***].

 ARTICLE 9
TERM AND TERMINATION

9.1   Term.  The term of this Agreement commences on the Effective Date and continues in effect until terminated in accordance with Section 9.2.  (The period from the Effective Date until termination is the “Term”).

9.2   Termination of this Agreement.

(a)   Either Party may terminate this Agreement [***].

(b)   Either Party may terminate this Agreement by notice to the other Party if the other Party commits a material breach of this Agreement and such breach remains uncured[***].

(c)   Either Party may terminate this Agreement immediately upon notice to the other Party in the event of either (i) a Change of Control of the other Party; (ii) the other Party becomes bankrupt or insolvent, or files a petition in bankruptcy or makes a general assignment for the benefit of creditors or otherwise acknowledges in writing insolvency, or is adjudged bankrupt, and such Party (A) fails to assume this Agreement in any such bankruptcy proceeding within thirty (30) days after filing or (B) assumes and assigns this Agreement to a Third Party in violation of Section 10.3; (iii) the other Party goes into or is placed in a process of complete liquidation; (iv) a trustee or receiver is appointed for any substantial portion of the business of the other Party and such trustee or receiver is not discharged within sixty (60) days after appointment; (v) any case or proceeding shall have been commenced or other action taken against the other Party in bankruptcy or seeking liquidation, reorganization, dissolution, a winding-up arrangement, composition or readjustment of its debts or any other relief under any

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bankruptcy, insolvency, reorganization or similar act or law of any jurisdiction now or hereafter in effect and is not dismissed or converted into a voluntary proceeding governed by clause (ii) above within sixty (60) days after filing; or (vi) there shall have been issued a warrant of attachment, execution, distraint or similar process against any substantial part of the property of the other Party and such event shall have continued for a period of sixty (60) days and none of the following has occurred:  (A) it is dismissed, (B) it is bonded in a manner reasonably satisfactory to the other of Micron or NTC, or (C) it is discharged.

(d)   The [***] may terminate this Agreement in accordance with Section III.D.5 of Schedule 2.

9.3   SOWs.

(a)   The term of any SOW (together with the portions of this Agreement applicable to such SOW(s)) commences upon the effective date set forth in the SOW and continues in effect until the first to occur of:  (i) completion of the work to be performed thereunder, as determined in accordance with the applicable SOW and (ii) the JDP Committee agrees to terminate the work under a SOW or the SOW.

(b)   Micron or NTC may terminate any SOW by notice to the other Party if such other Party commits a material breach of this Agreement with respect to such SOW and such breach remains uncured for more than thirty (30) days after notice of the breach.

(c)   Termination of any or all SOW(s) does not automatically terminate this Agreement.  Termination of this Agreement automatically terminates all SOW(s), unless otherwise mutually agreed by Micron and NTC.

9.4  Effects of Termination.

(a)   Termination of this Agreement shall not affect any of the Parties’ respective rights accrued or obligations owed before termination.  In addition, the following shall survive termination of this Agreement for any reason:  Articles 1, 4, 6, 7, 8 and 10 and Sections  5.1, 5.2(b) and 5.2(c), 5.3 through 5.6, 5.8 and 9.4.

(b)   Upon termination of any SOW for any reason, each Party’s delivery obligation with respect to any JDP Work Product produced thereunder before such termination shall survive such termination.  Moreover, termination of a SOW shall not affect payment obligations accrued prior to the date of such termination in connection with such SOW.

(c)   The JDP Committee and the Patent Review Committee shall continue to exist and operate in accordance with Schedule 2 after termination as long as necessary to continue to carryout the provisions of this Agreement that survive termination in accordance therewith.

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(d)   Upon termination of this Agreement by a [***], each of the Parties shall have those post-termination obligations specified in Section III.D.5 of Schedule 2 for the Post Termination Funding Period, if applicable.

ARTICLE 10
MISCELLANEOUS

10.1   Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter’s confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) delivery in person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

If to NTC:                Nanya Technology Corporation
Hwa-Ya Technology Park 669
Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attention: Legal Department
Fax: 886.3.396.2226

If to Micron:             Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attention: General Counsel
Fax: 208.368.4537

10.2   Waiver.  The failure at any time of a Party to require performance by the other Party of any responsibility or obligation required by this Agreement shall in no way affect a Party’s right to require such performance at any time thereafter, nor shall the waiver by a Party of a breach of any provision of this Agreement by the other Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.

10.3   Assignment. [***]

10.4   Third Party Rights.  Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.

10.5   Force Majeure.  The Parties shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by a Force Majeure Event.

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10.6   Choice of Law.  Except as provided in Sections 5.2 (b) and (c), this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, USA, without giving effect to the principles of conflict of laws thereof.

10.7   Jurisdiction; Venue.  Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in a state or federal court of competent jurisdiction located in the State of California, USA, and each of the Parties to this Agreement hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.

10.8   Headings.  The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.

10.9   Export Control.  Each Party agrees that it will not knowingly:  (a) export or re-export, directly or indirectly, any technical data (as defined by the U.S. Export Administration Regulations) provided by the other Party or (b) disclose such technical data for use in, or export or re-export directly or indirectly, any direct product of such technical data, including Software, to any destination to which such export or re-export is restricted or prohibited by United States or non-United States law, without obtaining prior authorization from the U.S. Department of Commerce and other competent Government Entities to the extent required by Applicable Laws.

10.10   Entire Agreement.  This Agreement, together with its Schedules and SOWs and the agreements and instruments expressly provided for herein, including the applicable terms of the other Joint Venture Documents, constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof.  [***]

10.11   Severability.  Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force in all other respects.  Should any provision of this Agreement be or become ineffective because of changes in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby.  If such circumstances arise, the Parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.

10.12   Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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 [Signature pages follow.]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the Effective Date.

NANYA TECHNOLOGY CORPORATION
By:	/s/ Jih Lien
Name:	Jih Lien
Title:	President

[Signature page follows.]

THIS IS A SIGNATURE PAGE FOR THE JOINT DEVELOPMENT PROGRAM AND COST SHARING AGREEMENT ENTERED INTO BY AND BETWEEN NTC AND MICRON

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MICRON TECHNOLOGY, INC.
By:	/s/ D. Mark Durcan
Name:	D. Mark Durcan
Title:	President and Chief Operating Officer

THIS IS A SIGNATURE PAGE FOR THE JOINT DEVELOPMENT PROGRAM AND COST SHARING AGREEMENT ENTERED INTO BY AND BETWEEN NTC AND MICRON

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Schedule 1

SOWs as of Effective Date

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Schedule 2

JDP Committee and Patent Review Committee Charter

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Schedule 3

Potential Deliverables for Each Stack DRAM Design Developed under a Design SOW

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Schedule 4

Payment of SOW Cost and Reporting

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Schedule 5

[***]

[***]

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Schedule 6

Existing Entities as of the Effective Date

[***]

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Schedule 7

JDP Potential Scope of Product Engineering

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Schedule 8

Qualification

[***]

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Schedule 9
Process SOW Documentation and Deliverables

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Schedule 10
Example Staged Process Flow for Technology Transfer

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Schedule 11
Exit from Design SOWs

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